Exhibit 99.1

P a g e Annual Meeting of Shareholders April 23, 2026 Springhurst Lower Level | Louisville, KY

Safe Harbor Statement

During this presentation, we will be providing you with a discussion of some of the factors we currently anticipate may influence the future results of Republic Bancorp, Inc. ("Republic" or the "Company"), as well as certain financial projections. We want to emphasize that these forward-looking statements involve judgment, and that individual judgments may vary. Moreover, these statements are based on limited information available to us now, which is subject to change. Actual results may differ substantially from what we say today, and no one should assume later that the comments we provide today are still valid. They speak only as of today. Specific risk factors that could change causing our projections not to be achieved are discussed in the "Risk Factors" section of our Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 6, 2026, and other reports filed with the SEC from time-to-time.


safe
harbor

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 2

REPUBLIC
BANK

MEETING AGENDA

1 BUSINESS OVERVIEW
Steve Trager, Executive Chair & CEO
Republic Bancorp

2 2025 FINANCIAL HIGHLIGHTS
Steve Trager, Executive Chair & CEO
Republic Bancorp

3 2026 Q1 RESULTS *(Quarter ended March 31, 2026)*
Logan Pichel, President & CEO
Republic Bank & Trust Company

4 STRATEGIC PRIORITIES
Logan Pichel, President & CEO
Republic Bank & Trust Company

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 3

Steve Trager
Executive Chair & CEO
Republic Bancorp

1 **BUSINESS OVERVIEW**
Steve Trager, Executive Chair & CEO
Republic Bancorp

2 **2025 FINANCIAL HIGHLIGHTS**
Steve Trager, Executive Chair & CEO
Republic Bancorp

3 **2026 Q1 RESULTS** *(Quarter ended March 31, 2026)*
Logan Pichel, President & CEO
Republic Bank & Trust Company

4 **STRATEGIC PRIORITIES**
Logan Pichel, President & CEO
Republic Bank & Trust Company

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 4

Overview of Republic Bancorp

Republic Bank & Trust Company Bank Profile

- (RB&T) Republic's wholly-owned subsidiary, founded in 1982
- Headquartered in Louisville, Kentucky
- Class A common shares traded on NASDAQ Global Select Market – symbol: RBCAA
- $7.3B in total assets and 966 FTEs as of 3-31-26

Retail Footprint


IN-3
OH-4
KY-29
TN-4
FL-7

47 banking centers in FIVE states

Largest market share is Louisville, KY MSA

Ability to originate mortgage loans in 26 states plus D.C.; select financial services across the U.S.

National Business Lines

CORE
- Warehouse lending / Aircraft lending

RPG – Republic Processing Group (RPG)
- TRS – Tax Refund Solutions (TRS)
- RPS – Republic Payment Solutions (RPS)
- RCS – Republic Credit Solutions (RCS)

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 5

A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 6 Republic Bank & Trust Company founded (Bardstown Rd) 1982 Corporate Center 1987 Lexington 1993 Republic Bancorp, Inc. IPO Refunds Now Acquisition (Tax Refund Solutions) 1998 Indiana 2001 Northern KY & Florida 2006 Ohio 2008 Florida (4 Banking Centers Acquired) 2016 CBank (Cincinnati) Acquisition 2023 Tennessee 2012 47 Banking Centers in 5 States $7B in total assets 2026 80+ Year Old Shelby County Bank Acquired, Renamed Republic Bank of Shelby County 1977 Key History Timeline COMPANY

2026 Purpose Architecture

MISSION To enable our clients, company, associates and the communities we serve to **THRIVE.**

How we will make an **IMPACT**

- Innovate for the future
- Make it easy
- Provide exceptional service
- Acknowledge & celebrate success
- Commit to caring
- Thrive together

What we will **PRIORITIZE**

- Create a best-in-class client/associate experience
- Continued investment in Associate development
- Increase prudent and profitable revenue-generating activities
- Continually improve operational efficiency
- Innovate for the future

How we will serve our **CLIENTS**

- Navigate the Bank for the client
- Build connections
- Be accountable
- Commit to same-day resolution

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 7

A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 8

ENABLING OUR clients to THRIVE

NET PROMOTER SCORE ("NPS")

NPS measures "How likely are you to recommend Republic Bank to a friend or colleague?" computing the difference between the % of Promoters and Detractors.

A score of 80 is considered World Class.



3Q 2022
44
3Q 2023
58
3Q 2024
75
3Q 2025
73

Scores continue to exceed 2X the industry average of 31

(Source: Qualtrics XMI Consumer NPS 2025 U.S. Study)

REPUBLIC BANCORP. Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 9

A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 10 Associate Engagement Survey Scores / Year 2025 2024 2023 81% 78% 76% o Associate Engagement Survey shows overall 81% favorability score o Score Definitions: • 70-79% – “Healthy” • 80-89% – “Great” • 90%+ – “Excellent” associates

ENABLING OUR communities *to* THRIVE

Republic Bank named in the top 10 most philanthropic large companies in Louisville by Business First for the 10th consecutive year!

LOUISVILLE BUSINESS FIRST

PARTNERS IN PHILANTHROPY

#1 Bank

- $3.3M in charitable donations through Republic Bank & Republic Bank Foundation
- 475 different organizations impacted
- 5,500 hours of community service by Republic Bank associates

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 11

Awards and Recognition

America's Best Regional Banks and Credit Unions 2026
from Newsweek (the only Louisville-based bank on the list)

Raymond James Community Bankers Cup
Awarded to top 10% of community banks nationwide from Raymond James

Top 50 Community Banks
with assets of $3B to $10B from S&P Market Intelligence

Best Places to Work in Kentucky Award
from Kentucky Chamber of Commerce and the Kentucky Society for Human Resource Management (KYSHM)

Bank Director Top 25 Banks
Ranked among the top 25 publicly traded banks from Bank Director

Top 10 Large Corporate Philanthropists in Louisville
From Louisville Business First Partners in Philanthropy (Republic Bancorp is the only bank in the top 10)

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 12

2025 Other Notable Highlights

Introduced Women-Owned business initiative

Enhanced maternity leave for associates

Granted robust merit increases

Added all SVPs+ to Long-Term Incentive Program (LTIP)

2025

Converted to a new core system in eight months

Paid discretionary bonuses to 650 AVP's and non-officer associates due to strong 2025 financial results

Paid core conversion bonuses to 350 associates

Sold consumer credit card portfolio

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 13

Steve Trager
Executive Chair & CEO
Republic Bancorp

1 **BUSINESS OVERVIEW**
Steve Trager, Executive Chair & CEO
Republic Bancorp

2 **2025 FINANCIAL HIGHLIGHTS**
Steve Trager, Executive Chair & CEO
Republic Bancorp

3 **2026 Q1 RESULTS** *(Quarter ended March 31, 2026)*
Logan Pichel, President & CEO
Republic Bank & Trust Company

4 **STRATEGIC PRIORITIES**
Logan Pichel, President & CEO
Republic Bank & Trust Company

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 14

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 15 2025 Financial Results All-time record year for net income Diluted Earnings per Class A Common Share increased 29% to $6.72 in 2025 Maintained a consistently low efficiency ratio, reflecting strong cost discipline and operating effectiveness. Non-Interest Expense ($K) & FTEs (count) FTEs Efficiency Ratio & Operating Leverage Operating Leverage $199,398 $202,725 $220,189 1019 989 973 2023 2024 2025 55.4% 52.7% 52.7% +3.9% +5.2% -0.1% 2023 2024 2025 Sustained Efficiency Ratio $90,374 $101,371 $131,317 2023 2024 2025 +30% Net Income ($K)

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 16 Total Company Favorable decrease in Average Loan-to-Deposit Ratio & Cost of Deposits Solid growth in average quarterly deposits as measured by 4Q 2025 average deposits versus 4Q 2024 average deposits Loan to Deposit Ratios (4th Qtr. Avg.) 4 th Qtr. Avg. Deposits ($M) 104% 101% 100% 4Q23 4Q24 4Q25 1.60% 1.79% 1.50% 4Q23 4Q24 4Q25 4Q23 4Q24 4Q25 $4,926 $5,250 $5,346 Quarterly Deposit Costs +2%

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 17 Total Company Non-Interest Income ($K) Non-interest Income increased 14% versus 2024 Mortgage Banking Income increased $2.0M, or 36% Diversified revenue sources 21% RPG Program Fees $17,605 21% Net Refund Transfer Fees $17,685 18% Service Charges on Deposits $14,436 15% Interchange Fee Income $12,191 9% Mortgage Banking Income $7,401 7% Other Non-Interest Income & Net Losses on OREO $5,821 5% Gain on sale of Visa Class B-1 Shares $4,090 +36% 2024 $72,650 $82,825 2025 +14% 4% BOLI Income $3,596

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 18 Noninterest Expense increased 9% versus 2024 Salaries and Employee Benefits increased $8.4M, or 7% 58% Salaries and Employee Benefits $127,060 16% Technology, Equipment and Communication $34,618 11% All Other Non-interest Expense $24,030 6% Occupancy $14,175 3% Marketing and Development $7,720 3% Interchange-related Expense $6,373 +7% $202,725 $220,189 2024 2025 +9% Total Company Non-Interest Expense ($K) 3% Core Conversion Expense $6,213

CORE A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 19 Core Bank Highlights Core Bank Net Income growth of 14% driven primarily by 12% increase in Net Interest Income versus 2024 Core Bank Net Income ($K) Net Interest Income ($K) $51,456 $62,874 $71,757 2023 2024 2025 +14% $204,245 $215,608 $241,228 2023 2024 2025 +12%

CORE A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 20 2025 Annual Net Interest Margin grew 29 basis points from 2024 Quarterly NIM grew substantially on a linked quarter basis from 4Q 2024 thru 4Q 2025 Quarterly NIM 3.64% 3.70% 3.72% 3.78% 3.87% +6 bps 4Q24 1Q25 2Q25 3Q25 4Q25 3.61% 3.48% 3.77% 2023 2024 2025 +29 bps Net Interest Margin (“NIM”) Core Bank Highlights

RPG A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 21 RPG Highlights Total Republic Processing Group (“RPG”) net income of $59.6M, up 55% from 2024 Increase in TRS net income primarily the result of lower provision expense of $20.5M or 68% Income growth seen in all three segments of RPG $18,365 $23,544 $27,973 2023 2024 2025 +19% Tax Refund Solutions (“TRS”) Net Income ($K) TRS Republic Payment Systems (“RPS”) Net Income ($K) RPS Republic Credit Solutions (“RCS”) Net Income ($K) RCS $11,697 $8,555 $9,595 2023 2024 2025 +12% $8,856 $6,398 $21,992 2023 2024 2025 +244%

CORE A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 22 Credit Quality: Net Charge-Offs Net charge-offs remain historically low and significantly better than similar-sized banks 0.01% 0.05% 0.03% 0.11% 0.14% 0.16% 0.11% 0.14% 0.17% 2023 2024 2025 CORE UBPR Peer Internal Peer CORE UBPR Peer Internal Peer CORE UBPR Peer Internal Peer (1) UBPR used throughout this presentation represents all commercial banks with total assets between $3 billion and $10 billion as published by the FDIC in its quarterly Uniform Bank Performance Report. (2) See Internal Peer List on Slide 41

A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 23 Balance Sheet

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 24 Asset Growth Since 1990 2025 Compounded Annual Growth Rate (“CAGR”) of 7.34% since 1990 $0.55 $1.21 $3.93 $5.24 $7.04 $0.25 $1.25 $2.25 $3.25 $4.25 $5.25 $6.25 $7.25 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 CAGR = 7.34% Total Assets ($B)

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 25 Total Company Loans Total loans remained steady at $5.4B, from 2024 Total Core Bank loan growth of $180M, or 3.5%, over 2024 Well diversified loan portfolio Commercial Real Estate $1,798 33% Home Equity $414 8% Residential Real Estate OO $1,040 19% Residential Real Estate NOO $283 5% Aircraft 3% $203 Warehouse Lines of Credit $754 14% RPG Loans $146 3% Commercial & Industrial $529 10% Construction and Land Development $238 4% 1% All Other $41 Loan Balances* as of 12-31-25 ($M) * Reclassified $82 million of loans and leases during 4Q25 from held for investment to held for sale.

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e Core Bank Interest Bearing 71% $3,707 RPG Interest Bearing 6% $323 26 Total Company Deposits Total deposits stayed steady at $5.2B compared to 2024 Total Core Bank deposit growth of $203M, or 4.4% Core Bank Non-Interest Bearing 21% $1,102 RPG Bank Non-Interest Bearing $71 2% Deposit Balances as of 12-31-25 ($M)

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 27 Capital Levels – RB&TC Capital levels remain among the best in the industry 13.3% 13.3% 14.2% 10.1% 10.3% 10.6% 5.0% Tier-1 Leverage Ratio RB&TC UBPR Peer Well-capitalized 14.3% 14.9% 15.6% 13.0% 13.2% 13.5% 6.5% 12-31-23 12-31-24 12-31-25 12-31-23 12-31-24 12-31-25 12-31-23 12-31-24 12-31-25 Tier-1 Risk-based Ratio Common Equity Tier 1 Capital Ratio Total Risk-based Capital 15.5% 16.1% 16.8% 14.1% 14.3% 14.6% 10.0% 14.3% 14.9% 15.6% 13.0% 13.2% 13.5% 8.0% 12-31-23 12-31-24 12-31-25

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 28 Dividends 2025 Compounded Annual Growth Rate (“CAGR”) of 11.73% since 1999 $0.09 $0.12 $0.14 $0.16 $0.20 $0.21 $0.24 $0.29 $0.35 $0.41 $0.46 $0.51 $0.55 $0.59 $0.64 $1.10 $0.68 $0.73 $0.77 $0.81 $0.86 $0.95 $1.03 $1.12 $1.23 $1.36 $1.50 $1.63 $1.80 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 1999 2000 2001 2002 2003 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 *Regular dividend for 2026 reflects annualized 1st quarter 2026 dividend declared. Regular Dividend Special Dividend 28 CAGR = 11.73% *

Logan Pichel
President & CEO
Republic Bank & Trust Company

1 **BUSINESS OVERVIEW**
Steve Trager, Executive Chair & CEO
Republic Bancorp

2 **2025 FINANCIAL HIGHLIGHTS**
Steve Trager, Executive Chair & CEO
Republic Bancorp

3 **2026 Q1 RESULTS** *(Quarter ended March 31, 2026)*
Logan Pichel, President & CEO
Republic Bank & Trust Company

4 **STRATEGIC PRIORITIES**
Logan Pichel, President & CEO
Republic Bank & Trust Company

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 29

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 30 Total Company Highlights 1Q26 Net Income for 1Q26 was $42.6M, a $4.7M, or 10% decrease in Net Income versus 1Q25 Diluted Earnings Per Class A Common Share decreased 10% to $2.18 Net Income ($M) Net Income by Segment ($M) $47.3 $42.6 1Q25 1Q26 -10% 1Q25 1Q26 1Q25 1Q26 $15.7 $1.7 $19.6 $2.9 $7.4 $21.3 $2.5 $9.7 $2.1 $7.0 Trad Bank CORE Warehouse TRS RPS RCS

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 31 Total Company Highlights 1Q26 Adjusted Net Income for 1Q26 was $39.9M, a $1.0M, or 3% increase in Net Income versus 1Q25 Adjusted Diluted Earnings Per Class A Common Share increased 3% to $2.04 *Refer to Appendix for Non-GAAP reconciliations. *Adjusted Net Income ($M) *Adjusted Net Income by Segment ($M) $38.9 $39.9 +3% 1Q25 1Q26 1Q25 1Q26 1Q25 1Q26 $15.7 $1.7 $11.2 $2.9 $7.4 $18.6 $2.5 $9.7 $2.1 $7.0 Trad Bank CORE Warehouse TRS RPS RCS Core Bank +21% RPG -12%

Total Company Highlights 1Q26

Adjusted Net Interest Income increased $5.5M, or 7% versus 1Q25

Core Bank Net Interest Margin improved 26 basis points, or 7%

***Refer to Appendix for Non-GAAP reconciliations.**


*Adjusted Net Interest Income ($M)
1Q25
1Q26
+7%
$85.0
$90.5
Total Company


Net Interest Margin (NIM)
1Q25
1Q26
3.70%
3.96%
6.28%
5.46%
Core Bank
Total Company

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 32

CORE A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 33 Total Company Highlights 1Q26 Noninterest Income ($M) $24.4 $24.2 $8.8 $5.8 Infrequent Items $33.2 $30.0 1Q25 1Q26 $51.5 $53.0 $6.7 $2.3 $58.2 Infrequent Items $55.3 1Q25 1Q26 Non-Interest Income, excluding infrequent and nonrecurring items of $8.8M for 1Q25 and $5.8M for 1Q26, decreased slightly -0.8% versus 1Q25. Non-Interest Expense, excluding infrequent and nonrecurring items of $6.7M for 1Q25 and $2.3M for 1Q26, increased a moderate 2.9% versus 1Q25 Non-Interest Expense ($M)

Logan Pichel
President & CEO
Republic Bank & Trust Company

1 **BUSINESS OVERVIEW**
Steve Trager, Executive Chair & CEO
Republic Bancorp

2 **2025 FINANCIAL HIGHLIGHTS**
Steve Trager, Executive Chair & CEO
Republic Bancorp

3 **2026 Q1 RESULTS** *(Quarter ended March 31, 2026)*
Logan Pichel, President & CEO
Republic Bank & Trust Company

4 **STRATEGIC PRIORITIES**
Logan Pichel, President & CEO
Republic Bank & Trust Company

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 34

P a g e 2026STRATEGIC priorities CREATE A BEST-IN-CLASS CLIENT/ASSOCIATE EXPERIENCE INNOVATE FOR THE FUTURE INCREASE PRUDENT + PROFITABLE REVENUE-GENERATING ACTIVITIES CONTINUALLY IMPROVE OPERATIONAL EFFICIENCY CONTINUED INVESTMENT IN ASSOCIATE DEVELOPMENT

WHY WE EXIST:

OUR MISSION

TO ENABLE OUR

clients

NPS scores = 73
(Exceeds 2x Industry Average)

associates

Engagement favorability=81%
Kentucky's Best Place to Work
(10 consecutive years)

communities

Top 10 most philanthropic company in Louisville
(only bank in top 10)

company

3/31/2026 2YR Shareholder Total Return=45.9%
(#2 of internal peer banks)

TO THRIVE

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 36

A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 37 company AVERAGE 29.8% 15.4% MEDIAN 27.9% 14.2% FINANCIAL INSTITUTION 2 YR Total Return 1 YR Total Return TICKER 2 YR Total Return Rank 1 YR Total Return Rank RBCCA 2 45.9% 8 13.5% CTBI Community Trust Bancorp Inc 1 53.4% 2 25.0% SYBT Stock Yards Bancorp Inc 4 40.8% 12 -2.3% SRCE 1 st Source Corp 5 38.7% 4 18.7% PRK Park National Corp 6 28.0% 9 11.7% GABC German American Bancorp Inc 7 27.9% 6 14.8% SBCF Seacoast Banking Corp of Florida 8 25.8% 3 20.7% PEBO Peoples Bancorp Inc 9 23.6% 5 17.1% CHCO City Holding Co 10 21.1% 10 4.6% MVBF MVB Financial Corp 11 18.4% 1 47.4% LKFN Lakeland Financial Corp 12 -7.9% 11 -0.2% FBK FB Financial Corp 3 42.2% 7 13.7% As of March 31, 2026

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 38 Dividends 1st quarter 2026 dividend of $0.495 per Class A common share represents an annualized dividend of $1.98, a 10% increase over 2025 $0.09 $0.12 $0.14 $0.16 $0.20 $0.21 $0.24 $0.29 $0.35 $0.41 $0.46 $0.51 $0.55 $0.59 $0.64 $1.10 $0.68 $0.73 $0.77 $0.81 $0.86 $0.95 $1.03 $1.12 $1.23 $1.36 $1.50 $1.63 $1.80 $1.98 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 1999 2000 2001 2002 2003 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 *Regular dividend for 2026 reflects annualized 1st quarter 2026 dividend declared. Regular Dividend Special Dividend 38 *Regular dividend for 2026 reflects annualized 1st quarter 2026 dividend declared. *

P a g e Thank you! | Questions?

A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 40 Appendix

COMPANY A N N U A L M E E T I N G O F S H A R E H O L D E R S | A p r i l 2 3 , 2 0 2 6 | L o u i s v i l l e , K e n t u c k y P a g e 41 Appendix - Internal Peer Banks Annual Net Charge-offs Company Ticker 2023 2024 2025 Lakeland Financial Corp LKFN 0.13% 0.05% 0.55% Community Trust Bancorp CTBI 0.08% 0.13% 0.16% 1st Source Corporation SRCE -0.04% 0.09% 0.06% Park National Corporation PRK 0.07% 0.14% 0.08% FB Financial Corporation FBK 0.01% 0.14% 0.06% Stock Yards Bancorp Inc. SYBT 0.12% 0.02% 0.01% MVB Financial Corp MVBF 0.40% 0.20% 0.26% German American Bancorp GABC 0.08% 0.05% 0.05% Peoples Bank PEBO 0.15% 0.37% 0.45% City Holding Company CHCO 0.01% 0.06% 0.02% Seacoast Banking Corporation of Florida SBCF 0.22% 0.27% 0.12% Average Net Charge-offs to Average Total Loans 0.11% 0.14% 0.17%

Appendix – Non-GAAP Disclosures

Total Company NonInterest Income

Three Months Ended March 31, (in millions)		2025		2026
Noninterest income - GAAP (a)	$	33.2	$	30.0
Less: Gain on sale of Visa Class B-1 shares (b)	$	4.1	$	-
Less: Insurance recovery (b)	$	1.6	$	-
Less: Gain on sale of RBF (b)	$	-	$	5.8
Less: RT Fees related to Nonrenewal of a Large Tax Provider Contract (b)	$	3.1	$	-
Total adjusted Total Company Noninterest Income - Non-GAAP (a-b)	$	24.4	$	24.2

Total Company NonInterest Expense

Three Months Ended March 31, (in millions)		2025		2026
Noninterest expense - GAAP (a)	$	58.20	$	55.30
Less: Core-related conversion expenses (b)	$	5.70	$	-
Less: FHLB prepayment expense (b)	$	-	$	2.30
Less: Noninterest expense related to nonrenewal of a large tax provider contract (b)	$	1.00	$	-
Total adjusted Total Company Noninterest Income - Non-GAAP (a-b)	$	51.50	$	53.00

REPUBLIC BANCORP. Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 42

Appendix – Non-GAAP Disclosures

Total Company Net Income and Diluted EPS (Class A)

(dollars in thousands, except per share data)	Total Company Net Income: Three Months Ended Mar. 31, 2026	2025	$ Change	% Change	Total Company Diluted Earnings Per Class A Common Share: Three Months Ended Mar. 31, 2026	2025	$ Change	% Change
Net Income, As Reported (GAAP)	**$ 42,569**	**$ 47,268**	**$ (4,699)**	**(10)%**	**$ 2.18**	**$ 2.42**	**$ (0.24)**	**(10)%**
Gain on Sale of Republic Bank Finance, net of tax	(4,435)	-	(4,435)	-	(0.24)	-	(0.24)	-
Early Termination Penalty - FHLB Advances, net of tax	1,757	-	1,757	-	0.10	-	0.10	-
Nonrenewal of a Large Tax Provider Contract, net of tax	-	(8,438)	8,438	-	-	(0.44)	0.44	-
Gain on sale of Visa Class B-1 Common Shares, net of tax	-	(3,287)	3,287	-	-	(0.17)	0.17	-
Insurance Recovery, net of tax	-	(1,263)	1,263	-	-	(0.06)	0.06	-
Core Deconversion and Consulting Fees, net of tax	-	4,593	(4,593)	-	-	0.24	(0.24)	-
Adjusted Net Income (Non-GAAP)	**$ 39,891**	**$ 38,873**	**$ 1,018**	**3 %**	**$ 2.04**	**$ 1.99**	**$ 0.05**	**3 %**

Segment Net Income

(dollars in thousands, except per share data)	Core Bank Net Income: Three Months Ended Mar. 31, 2026	2025	$ Change	% Change	Republic Processing Group Net Income: Three Months Ended Mar. 31, 2026	2025	$ Change	% Change
Net Income, As Reported (GAAP)	**$ 23,759**	**$ 17,361**	**$ 6,398**	**37 %**	**$ 18,810**	**$ 29,907**	**$ (11,097)**	**(37)%**
Gain on Sale of Republic Bank Finance, net of tax	(4,435)	-	(4,435)	-	-	-	-	-
Early Termination Penalty - FHLB Advances, net of tax	1,757	-	1,757	-	-	-	-	-
Nonrenewal of a Large Tax Provider Contract, net of tax	-	-	-	-	-	(8,438)	8,438	-
Gain on sale of Visa Class B-1 Common Shares, net of tax	-	(3,287)	3,287	-	-	-	-	-
Insurance Recovery, net of tax	-	(1,263)	1,263	-	-	-	-	-
Core Deconversion and Consulting Fees, net of tax	-	4,593	(4,593)	-	-	-	-	-
Adjusted Net Income (Non-GAAP)	**$ 21,081**	**$ 17,404**	**$ 3,677**	**21 %**	**$ 18,810**	**$ 21,469**	**$ (2,659)**	**(12)%**

REPUBLIC BANCORP Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 43

Appendix – Non-GAAP Disclosures

Note: Warehouse, RPS, and RCS did not have any non-GAAP adjustments for the periods presented.

Segment Net Income – Traditional Bank

Three Months Ended March 31, (in millions)		2025		2026
Net income - GAAP (a)	$	15.7	$	21.3
Less: Gain on sale of Visa Class B-1 shares (b)	$	3.3	$	-
Less: Insurance recovery (b)	$	1.3	$	-
Less: Gain on sale of RBF (b)	$	-	$	4.4
Add: Early Termination Penalty - FHLB Advances (b)	$	-	$	1.7
Add: Core Deconversion and Consulting fees (b)	$	4.6	$	-
Total adjusted Net Income - Non-GAAP (a-b)	$	15.7	$	18.6

Segment Net Income – TRS

Three Months Ended March 31, (in millions)		2025		2026
Net Income - GAAP (a)	$	19.60	$	9.70
Less: Nonrenewal of a Large Tax Provider Contract (b)	$	8.40	$	-
Total adjusted Net Income - Non-GAAP (a-b)	$	11.20	$	9.70

REPUBLIC BANCORP. Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 44

Appendix – Non-GAAP Disclosures

Net Interest Income – Total Company

Three Months Ended March 31, (in millions)		2025		2026
Net Interest Income - GAAP (a)	$	102.7	$	90.5
Less: Nonrenewal of a Large Tax Provider Contract (b)	$	17.7	$	-
Total adjusted Net Income - Non-GAAP (a-b)	$	85.0	$	90.5

REPUBLIC BANCORP. Time to thrive.™ ANNUAL MEETING OF SHAREHOLDERS | April 23, 2026 | Louisville, Kentucky Page 45